SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 29, 2001
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On October 29, 2001, NTL Incorporated issued a press release inviting the general public to its 3rd Quarter 2001 financial results conference call.

     The full text of the Press Release is attached to this report as
Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Press release, dated October 29, 2001.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: October 29, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

99.1    Press release, dated October 29, 2001

                                                                    Exhibit 99.1
NTL LOGO


               NTL INCORPORATED (NYSE: NLI; Nasdaq Europe: NTLI)
                           INVITES THE GENERAL PUBLIC
           TO ITS 3RD QUARTER 2001 FINANCIAL RESULTS CONFERENCE CALL

                               BARCLAY KNAPP, CEO
                   AND MEMBERS OF THE SENIOR MANAGEMENT TEAM
         WILL DISCUSS NTL'S FINANCIAL RESULTS FOR THE 3RD QUARTER 2001


         ON WEDNESDAY, NOVEMBER 7, 2001 AT 8:30 AM ET (1:30 PM UK time)

              PARTICIPANTS WILL BE ABLE TO ACCESS THE PRESENTATION
                              VIA CONFERENCE CALL.
                            DETAILS ARE AS FOLLOWS:


                      U.S. Dial-in Number: 1-877-505-5130
                  International Dial-in Number: 1-706-679-8597

 The replay will be available for a week beginning approximately one hour after the end of the call. The dial-in numbers are as follows:
                   U.S. Replay Dial-in Number: 1-800-642-1687
              International Replay Dial-in Number: 1-706-645-9291
                             Conference ID: 2192280

                                       OR

      THE MEETING AND SLIDES CAN ALSO BE ACCESSED VIA A LIVE AUDIO WEBCAST AT 8:30 AM ET (1:30 PM UK time) ON OUR WEBSITE WWW.NTL.COM/INVESTORS